EXHIBIT 4


                               FIRST [LOGO] OPTION
                                   HEALTH PLAN
           NUMBER                                                SHARES
           FO
                                   FOHP, INC.
                       100,000,000 SHARES OF COMMON STOCK

INCORPORATED UNDER THE LAWS                                   SEE REVERSE FOR
OF THE STATE OF NEW JERSEY                                  CERTAIN DEFINITIONS


           THIS IS TO CERTIFY THAT






           IS THE OWNER OF


             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE $.01 PER SHARE, OF

                                   FOHP, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER AND TRUST COMPANY
BY       TRANSFER AGENT AND REGISTRAR


                  AUTHORIZED SIGNATURE







----------------------------------            ---------------------------------
             SECRETARY                                   PRESIDENT

                               [FOHP, INC. SEAL]

     The shares of capital stock represented by this certificate are issued and held subject to the restrictions on transfer, voting provisions and other covenants and restrictions contained in the Certificate of Incorporation of FOHP, Inc. (the "Corporation), as such is amended or may be amended from time to time. The Corporation will furnish a copy of such Certificate of Incorporation within five (5) days to each shareholder who so requests. Further, the Corporation shall furnish, at the request of any shareholder and without charge, a full statement of (1) the designations, relative rights, preferences and limitations of the shares of each class and series of capital stock authorized to be issued by the Corporation and (2) the authority of the Board of Directors of the Corporation to divide such shares into classes or series and to determine and change the relative rights, preferences and limitations of any class or series of the Corporation's capital stock.


                          EXPLANATION OF ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN -- as joint tenants with right of survivorship and not as tenants in common


 UNIF GIFT MIN ACT -- _____________ Custodian___________
                         (Cust)                (Minor)
                      under Uniform Gifts to Minors
                      Act ____________________
                                (State)


    Additional abbreviations may also be used though not in the above list.


For value received, ___________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY NUMBER
OR OTHER IDENTIFYING NUMBER OF ASSIGNEE



-------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

------------------------------------------------------------------------ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint --------------------------------------------

------------------------------------------------  Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -----------------------------


         ----------------------------------------------------------------------
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.